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[CANADIAN FLAG]

Industry Canada                        Industrie Canada




Certificate                                      Certificat
of Incorporation                                 de constitution

Canada Business                                  Loi canadienne sur
Corporations Act                                 les societes par actions


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TROPHY CAPITAL INC.                                           411016-1
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Name of corporation-Denomination                 Corporation number-Numero de la
de la societe                                    societe

I hereby certify that the                        Je certifie que la societe
above-named corporation, the                     susmentionnee, dont les statuts
articles of incorporation of                     constitutifs sont joints, a ete
which are attached, was                          constituee en societe en vertu
incorporated under the Canada                    de la Loi canadienne sur les
Business Corporations Act.                       societes par actions.















/s/ illegible

 Director - Directeur                   January 14, 2003 / le 14 janvier 2003
                                    Date of Incorporation - Date de constitution

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[CANADA LOGO]


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[CANADIAN FLAG]

Industry Canada    Industrie Canada

                                                      FORM 1                      FORMULE I
Canada Business    Loi canadienne sur les    ARTICLES OF INCORPORATION      STATUTS CONSTITUTIFS
Corporations Act    societes par actions            (SECTION 6)                  (ARTICLE 6)

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1 - NAME OF THE CORPORATION                   Denomination sociale de la societe

    TROPHY CAPITAL INC.

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2 - THE PROVINCE OR TERRITORY IN CANADA       LA PROVINCE OU LE TERRITOIRE AU CANADA OU EST
    WHERE THE REGISTERED OFFICE IS SITUATED   SITUE LE SIEGE SOCIAL

    Ontario


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3 - THE CLASSES AND ANY MAXIMUM NUMBER OF     CATEGORIES ET LE NOMBRE MAXIMAL D'ACTIONS
    SHARES THAT THE CORPORATION IS            QUE LA SOCIETE EST AUTORISEE A EMETTRE
    AUTHORIZED TO ISSUE

    The Corporation is authorized to issue an unlimited number of shares of 1 class designated as common shares.


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4 - RESTRICTIONS, IF ANY, ON SHARE TRANSFERS   RESTRICTIONS SUR LE TRANSFERT DES ACTIONS, S'IL
                                              Y A LIEU

    The annexed Schedule I is incorporated in this form.



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5 - NUMBER (OR MINIMUM AND MAXIMUM NUMBER)    NOMBRE (OU NOMBRE MINIMAL ET MAXIMAL)
    OF DIRECTORS                              D'ADMINISTRATEURS

    A minimum of 1 and a maximum of 11 directors.

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6 - RESTRICTIONS, IF ANY, ON THE BUSINESS     LIMITES IMPOSEES A L'ACTIVITE COMMERCIALE
    THE CORPORATION MAY CARRY ON              DE LA SOCIETE, S'IL Y A LIEU

    There are no restrictions on the business the Corporation may carry on or on the powers the
    Corporation may exercise.


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7 - OTHER PROVISIONS, IF ANY.                  AUTRES DISPOSITIONS, S'IL Y A LIEU

    None


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8 - INCORPORATORS - FONDATEURS
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                           ADDRESS (INCLUDING POSTAL CODE)
  NAME(S) - NOM(S)         ADRESSE (INCLURE LE CODE POSTAL)                  SIGNATURE
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Robert Eberschlag          66 Wellington Street West,                    Robert Eberschlag
                           Suite 3600, Toronto, Ontario M5K IN6
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FOR DEPARTMENTAL USE ONLY -  A L'USAGE DU MINISTERE SEULEMENT           FILED - DEPOSEE
CORPORATION NO. - NO DE LA SOCIETE         411016-1                       JAN 15 2003
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IC 3419 (2001/11)                                                                  [CANADA LOGO]


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                                   SCHEDULE 1

                       TO THE ARTICLES OF INCORPORATION OF

                               TROPHY CAPITAL INC.



4 - RESTRICTIONS ON SHARE TRANSFER

The right to transfer shares of the Corporation shall be restricted in that no shares shall be transferred without either:

(a) the consent of the directors of the Corporation, expressed by a resolution passed by the directors or by an instrument or instruments in writing signed by a majority of the directors, which consent may be given either prior or subsequent to the time of transfer of such shares; or

(b) the consent of the holder or holders of shares of the Corporation to which are attached at least a majority of the votes attaching to all shares of the Corporation for the time being outstanding carrying a voting right either under all circumstances or under some circumstances that have occurred and are continuing, expressed by a resolution passed by such holder or holders or by an instrument or instruments in writing signed by such holder or holders, which consent may be given either prior or subsequent to the time of transfer of such shares.